This supplemental is being furnished in conjunction with the earnings release dated February 25, 2025 which contains reconciliations of Non-GAAP measures to Total Revenues and Total Hotel Operating Expenses on a consolidated GAAP basis for the three months and years ended December 31, 2024 and 2023.

TABLE OF CONTENTS	Page

Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA	2 - 3

Same-Property(1) Portfolio Data by Market, for the Three Months and Years Ended December 31, 2024 and 2023	4 - 5

Same-Property(1) Historical Operating Data	6

Same-Property(1) Historical Operating Data Excluding Grand Hyatt Scottsdale Resort	7

Statistical Data by Property for the Years Ended December 31, 2024 and 2023	8 - 9

Financial Data by Property for the Years Ended December 31, 2024 and 2023	10 - 11

Non-GAAP Financial Measures & Disclosures	12 - 16

1."Same-Property” includes all hotels owned as of December 31, 2024 and also includes renovation disruption for multiple capital projects during the periods presented.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA

Market(2)	% of 2024 Hotel EBITDA	Number of Hotels	Number of Rooms (3)(4)
Houston, TX	16%	3	1,223
Orlando, FL	16%	2	1,027
Dallas, TX	10%	2	961
San Diego, CA	8%	2	486
Atlanta, GA	8%	2	649
Nashville, TN	5%	1	346
San Francisco/San Mateo, CA	5%	1	688
Florida Keys, FL	4%	1	120
Portland, OR	4%	2	685
Washington, DC-MD-VA	3%	1	365
San Jose/Santa Cruz, CA	3%	1	505
Phoenix, AZ	2%	2	610
Savannah, GA	2%	2	226
California Wine Country, CA	2%	1	141
California Central Coast, CA	2%	1	97
Pittsburgh, PA	2%	1	185
Birmingham, AL	2%	1	99
Denver, CO	2%	1	205

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA (Continued)

Market(2)	% of 2024 Hotel EBITDA	Number of Hotels	Number of Rooms (3)(4)
Salt Lake City/Ogden, UT	1%	1	225
Philadelphia, PA	1%	1	230
Louisiana South, LA	1%	1	285
Charleston, SC	1%	1	50
Same-Property Portfolio(1)	100%	31	9,408
1."Same-Property” includes all hotels owned as of December 31, 2024 and also includes renovation disruption for multiple capital projects during the period presented.
2.As defined by STR, Inc.
3.As of December 31, 2024.
4.One room was added at Grand Bohemian Hotel Orlando, Autograph Collection in March 2024.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market (2024)
For the Three Months and Years Ended December 31, 2024 and 2023

	Three Months Ended			Three Months Ended				Year Ended			Year Ended
	December 31, 2024			December 31, 2023			% Change	December 31, 2024			December 31, 2023			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR
Houston, TX	62.5%	$225.33	$140.85	60.7%	$228.27	$138.64	1.6%	66.9%	$226.09	$151.26	61.4%	$227.34	$139.51	8.4%
Orlando, FL	76.1%	217.19	165.38	72.9%	217.28	158.30	4.5%	77.3%	225.66	174.50	73.7%	226.84	167.18	4.4%
Dallas, TX	64.0%	200.75	128.46	64.6%	197.64	127.77	0.5%	68.3%	197.87	135.22	66.1%	193.88	128.11	5.5%
San Diego, CA	54.6%	351.48	192.08	56.6%	356.72	201.88	(4.9)%	63.4%	359.12	227.63	61.1%	378.53	231.09	(1.5)%
Atlanta, GA	57.8%	246.73	142.55	55.7%	252.62	140.69	1.3%	67.2%	241.77	162.41	65.4%	239.80	156.93	3.5%
Nashville, TN	61.2%	366.86	224.43	53.4%	378.98	202.24	11.0%	65.2%	364.29	237.60	62.9%	381.21	239.83	(0.9)%
San Francisco/San Mateo, CA	77.6%	207.71	161.17	73.0%	204.51	149.19	8.0%	79.9%	210.46	168.24	78.7%	204.98	161.23	4.3%
Florida Keys, FL	83.3%	518.08	431.50	83.2%	511.97	426.03	1.3%	85.0%	515.01	437.60	84.5%	533.96	451.34	(3.0)%
Portland, OR	55.6%	181.34	100.74	56.7%	186.47	105.78	(4.8)%	65.5%	190.57	124.74	63.8%	195.61	124.80	—%
Washington, DC-MD-VA	62.7%	295.03	185.02	64.2%	280.44	180.17	2.7%	67.7%	280.40	189.86	66.3%	268.22	177.92	6.7%
San Jose/Santa Cruz, CA	55.6%	260.30	144.73	55.3%	248.93	137.62	5.2%	58.7%	247.53	145.24	54.5%	242.27	131.96	10.1%
Phoenix, AZ	43.4%	376.40	163.46	33.0%	378.07	124.83	30.9%	37.2%	374.33	139.35	43.6%	421.94	183.92	(24.2)%
Savannah, GA	74.6%	256.06	191.13	80.3%	254.29	204.32	(6.5)%	78.0%	250.04	194.98	80.1%	262.67	210.30	(7.3)%
California Wine Country, CA	70.2%	378.73	265.68	68.1%	371.24	252.79	5.1%	69.9%	384.77	268.91	67.7%	414.19	280.50	(4.1)%
California Central Coast, CA	73.4%	423.35	310.68	63.1%	410.81	259.17	19.9%	74.4%	449.52	334.63	62.8%	439.34	276.07	21.2%
Pittsburgh, PA	73.4%	311.06	228.45	68.5%	287.80	197.17	15.9%	70.8%	281.45	199.35	68.9%	274.57	189.13	5.4%
Birmingham, AL	82.3%	358.56	295.06	77.4%	333.41	258.15	14.3%	77.7%	351.80	273.49	78.3%	334.43	261.73	4.5%
Denver, CO	68.4%	341.32	233.60	64.5%	361.12	232.87	0.3%	70.2%	362.91	254.74	68.5%	362.66	248.47	2.5%

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market (2024) (Continued)
For the Three Months and Years Ended December 31, 2024 and 2023

	Three Months Ended			Three Months Ended				Year Ended			Year Ended
	December 31, 2024			December 31, 2023			% Change	December 31, 2024			December 31, 2023			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR
Salt Lake City/Ogden, UT	70.0%	$183.16	$128.19	57.6%	$188.49	$108.55	18.1%	71.5%	$194.35	$139.03	52.9%	$209.47	$110.84	25.4%
Philadelphia, PA	79.8%	216.11	172.45	75.2%	230.56	173.30	(0.5)%	73.9%	209.44	154.77	72.1%	223.63	161.24	(4.0)%
Louisiana South, LA	62.1%	240.61	149.50	59.6%	212.74	126.72	18.0%	57.4%	210.17	120.62	60.3%	207.61	125.29	(3.7)%
Charleston, SC	89.0%	418.95	372.68	81.7%	407.35	332.87	12.0%	84.0%	403.17	338.73	81.5%	406.63	331.45	2.2%
Same-Property Portfolio(1)	64.4%	$257.52	$165.92	61.9%	$255.01	$157.92	5.1%	67.4%	$255.72	$172.47	65.1%	$260.74	$169.74	1.6%
1."Same-Property” includes all hotels owned as of December 31, 2024 and also includes renovation disruption for multiple capital projects during the periods presented.
2.As defined by STR, Inc.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Historical Operating Data
($ amounts in thousands, except ADR and RevPAR)

	First	Second	Third	Fourth	Full Year
2024	Quarter	Quarter	Quarter	Quarter
Occupancy	67.5%	70.9%	67.0%	64.4%	67.4%
ADR	$263.03	$261.44	$240.72	$257.52	$255.72
RevPAR	$177.50	$185.44	$161.20	$165.92	$172.47

Hotel Revenues	$265,426	$269,831	$236,714	$261,849	$1,033,820
Hotel EBITDA	$71,709	$72,662	$48,112	$62,932	$255,415
Hotel EBITDA Margin	27.0%	26.9%	20.3%	24.0%	24.7%

	First	Second	Third	Fourth	Full Year
2023	Quarter	Quarter	Quarter	Quarter
Occupancy	66.2%	68.5%	63.8%	61.9%	65.1%
ADR	$272.30	$266.13	$248.87	$255.01	$260.74
RevPAR	$180.24	$182.36	$158.82	$157.92	$169.74

Hotel Revenues	$266,903	$268,174	$230,017	$251,039	$1,016,133
Hotel EBITDA	$76,949	$78,574	$51,341	$63,341	$270,205
Hotel EBITDA Margin	28.8%	29.3%	22.3%	25.2%	26.6%

1."Same-Property” includes all hotels owned as of December 31, 2024 and also includes renovation disruption for multiple capital projects during the periods presented.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Historical Operating Data
Excluding Grand Hyatt Scottsdale Resort
($ amounts in thousands, except ADR and RevPAR)

	First	Second	Third	Fourth	Full Year
2024	Quarter	Quarter	Quarter	Quarter
Occupancy	69.0%	73.3%	69.9%	66.0%	69.5%
ADR	$259.00	$260.77	$241.13	$255.07	$254.01
RevPAR	$178.76	$191.08	$168.48	$168.34	$176.62

Hotel Revenues	$252,729	$262,230	$234,373	$250,752	$1,000,084
Hotel EBITDA	$68,197	$73,348	$52,164	$63,018	$256,727
Hotel EBITDA Margin	27.0%	28.0%	22.3%	25.1%	25.7%

	First	Second	Third	Fourth	Full Year
2023	Quarter	Quarter	Quarter	Quarter
Occupancy	65.9%	69.4%	66.9%	64.0%	66.6%
ADR	$261.39	$262.37	$248.86	$254.35	$256.76
RevPAR	$172.32	$181.97	$166.60	$162.81	$170.89

Hotel Revenues	$239,974	$250,835	$227,882	$244,088	$962,779
Hotel EBITDA	$63,899	$72,428	$54,009	$63,007	$253,343
Hotel EBITDA Margin	26.6%	28.9%	23.7%	25.8%	26.3%

1."Same-Property” includes all hotels owned as of December 31, 2024 and also includes renovation disruption for multiple capital projects during the periods presented.

Xenia Hotels & Resorts, Inc.
Statistical Data by Property
For the Years Ended December 31, 2024 and 2023

	December 31, 2024			December 31, 2023
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Andaz Napa	69.9%	$384.77	$268.91	67.7%	$414.19	$280.50	(4.1)%
Andaz San Diego	70.5%	251.63	177.46	71.5%	263.15	188.12	(5.7)%
Andaz Savannah	77.8%	219.98	171.23	80.2%	230.58	184.81	(7.3)%
Bohemian Hotel Savannah Riverfront, Autograph Collection	78.3%	310.23	242.79	79.9%	327.50	261.61	(7.2)%
Fairmont Dallas	64.4%	199.26	128.36	63.1%	196.70	124.05	3.5%
Fairmont Pittsburgh	70.8%	281.45	199.35	68.9%	274.57	189.13	5.4%
Grand Bohemian Hotel Charleston, Autograph Collection	84.0%	403.17	338.73	81.5%	406.63	331.45	2.2%
Grand Bohemian Hotel Mountain Brook, Autograph Collection	77.7%	351.80	273.49	78.3%	334.43	261.73	4.5%
Grand Bohemian Hotel Orlando, Autograph Collection	75.1%	270.53	203.09	55.0%	258.07	142.01	43.0%
Grand Hyatt Scottsdale Resort	29.5%	329.05	97.05	38.7%	385.18	148.96	(34.8)%
Hyatt Centric Key West Resort & Spa	85.0%	515.01	437.60	84.5%	533.96	451.34	(3.0)%
Hyatt Regency Grand Cypress	78.0%	211.94	165.41	79.6%	220.00	175.16	(5.6)%
Hyatt Regency Portland at the Oregon Convention Center	64.0%	183.86	117.69	62.7%	186.50	117.01	0.6%
Hyatt Regency Santa Clara	58.7%	247.53	145.24	54.5%	242.27	131.96	10.1%
Kimpton Canary Hotel Santa Barbara	74.4%	449.52	334.63	62.8%	439.34	276.07	21.2%
Kimpton Hotel Monaco Salt Lake City	71.5%	194.35	139.03	52.9%	209.47	110.84	25.4%
Kimpton Hotel Palomar Philadelphia	73.9%	209.44	154.77	72.1%	223.63	161.24	(4.0)%
Kimpton RiverPlace Hotel	75.6%	230.65	174.46	71.3%	252.22	179.75	(2.9)%
Loews New Orleans Hotel	57.4%	210.17	120.62	60.3%	207.61	125.29	(3.7)%
Marriott Dallas Downtown	73.5%	196.29	144.20	70.0%	190.55	133.43	8.1%
Marriott San Francisco Airport Waterfront	79.9%	210.46	168.24	78.7%	204.98	161.23	4.3%
Marriott Woodlands Waterway Hotel & Convention Center	71.5%	251.10	179.51	70.4%	242.79	170.81	5.1%

Xenia Hotels & Resorts, Inc.
Statistical Data by Property (Continued)
For the Years Ended December 31, 2024 and 2023

	December 31, 2024			December 31, 2023
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Park Hyatt Aviara Resort, Golf Club & Spa	59.9%	$420.65	$252.02	56.0%	$450.18	$251.99	—%
Renaissance Atlanta Waverly Hotel & Convention Center	65.5%	198.04	129.73	65.8%	195.91	128.92	0.6%
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	69.1%	454.04	313.89	63.9%	513.74	328.19	(4.4)%
The Ritz-Carlton, Denver	70.2%	362.91	254.74	68.5%	362.66	248.47	2.5%
The Ritz-Carlton, Pentagon City	67.7%	280.40	189.86	66.3%	268.22	177.92	6.7%
W Nashville	65.2%	364.29	237.60	62.9%	381.21	239.83	(0.9)%
Waldorf Astoria Atlanta Buckhead	74.0%	400.80	296.73	63.9%	425.48	272.05	9.1%
Westin Galleria Houston & Westin Oaks Houston at The Galleria	65.1%	215.17	140.03	57.8%	219.91	127.14	10.1%
Same-Property Portfolio(1)	67.4%	$255.72	$172.47	65.1%	$260.74	$169.74	1.6%
1."Same-Property” includes all hotels owned as of December 31, 2024 and also includes renovation disruption for multiple capital projects during the periods presented.

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1)
For the Years Ended December 31, 2024 and 2023

	Year Ended December 31, 2024			Year Ended December 31, 2023
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key(2)	EBITDA Margin	EBITDA Change	Margin Change
Andaz Napa	$6,136	$43,518	33.8%	$7,084	$50,241	37.6%	(13.4)%	(374)	bps
Andaz San Diego	1,761	11,075	11.6%	2,322	14,602	14.8%	(24.1)%	(320)	bps
Andaz Savannah	3,314	21,947	26.2%	3,901	25,833	29.1%	(15.0)%	(290)	bps
Bohemian Hotel Savannah Riverfront, Autograph Collection	2,847	37,960	24.1%	2,960	39,468	24.3%	(3.8)%	(24)	bps
Fairmont Dallas	13,727	25,187	29.0%	12,442	22,829	28.4%	10.3%	60	bps
Fairmont Pittsburgh	4,293	23,205	18.2%	4,225	22,837	19.5%	1.6%	(132)	bps
Grand Bohemian Hotel Charleston, Autograph Collection	2,306	46,120	21.0%	2,473	49,461	22.3%	(6.8)%	(135)	bps
Grand Bohemian Hotel Mountain Brook, Autograph Collection	4,200	42,424	24.2%	4,269	43,124	25.9%	(1.6)%	(167)	bps
Grand Bohemian Hotel Orlando, Autograph Collection	9,333	37,633	29.1%	3,635	14,655	15.7%	156.8%	1,336	bps
Grand Hyatt Scottsdale Resort	(1,312)	(2,672)	(3.9)%	16,861	34,341	31.6%	(107.8)%	(3,549)	bps
Hyatt Centric Key West Resort & Spa	11,042	92,017	41.1%	11,438	95,319	42.7%	(3.5)%	(157)	bps
Hyatt Regency Grand Cypress	31,795	40,815	30.6%	35,842	46,010	32.9%	(11.3)%	(233)	bps
Hyatt Regency Portland at the Oregon Convention Center	8,850	14,750	22.4%	9,158	15,263	23.5%	(3.4)%	(115)	bps
Hyatt Regency Santa Clara	6,626	13,121	16.4%	6,302	12,479	16.5%	5.1%	(11)	bps
Kimpton Canary Hotel Santa Barbara	4,550	46,907	24.7%	2,459	25,352	16.5%	85.0%	824	bps
Kimpton Hotel Monaco Salt Lake City	3,801	16,893	22.8%	1,828	8,123	13.9%	108.0%	884	bps
Kimpton Hotel Palomar Philadelphia	2,943	12,796	15.7%	3,492	15,182	19.2%	(15.7)%	(345)	bps
Kimpton RiverPlace Hotel	1,097	12,906	11.1%	1,178	13,854	12.5%	(6.8)%	(143)	bps
Loews New Orleans Hotel	2,750	9,649	14.5%	3,875	13,597	20.2%	(29.0)%	(568)	bps
Marriott Dallas Downtown	10,895	26,190	36.6%	10,033	24,117	35.7%	8.6%	85	bps
Marriott San Francisco Airport Waterfront	12,357	17,961	21.3%	11,920	17,325	21.8%	3.7%	(44)	bps
Marriott Woodlands Waterway Hotel & Convention Center	18,794	54,006	40.6%	17,574	50,501	41.3%	6.9%	(61)	bps

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1) (Continued)
For the Years Ended December 31, 2024 and 2023

	Year Ended December 31, 2024			Year Ended December 31, 2023
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key(2)	EBITDA Margin	EBITDA Change	Margin Change
Park Hyatt Aviara Resort, Golf Club & Spa	$18,636	$56,991	21.3%	$18,758	$57,363	21.6%	(0.6)%	(31)	bps
Renaissance Atlanta Waverly Hotel & Convention Center	15,963	30,580	35.5%	14,966	28,670	34.8%	6.7%	64	bps
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	7,850	65,966	25.3%	9,026	75,847	28.4%	(13.0)%	(318)	bps
The Ritz-Carlton, Denver	4,095	19,976	12.0%	5,100	24,879	14.4%	(19.7)%	(244)	bps
The Ritz-Carlton, Pentagon City	6,783	18,584	16.5%	7,400	20,273	19.2%	(8.3)%	(269)	bps
W Nashville	13,474	38,942	24.8%	13,464	38,913	24.5%	0.1%	35	bps
Waldorf Astoria Atlanta Buckhead	3,703	29,157	15.5%	5,053	39,791	23.6%	(26.7)%	(815)	bps
Westin Galleria Houston & Westin Oaks Houston at The Galleria	22,806	26,064	34.2%	21,168	24,192	34.3%	7.7%	(12)	bps
Same-Property Portfolio(1)	$255,415	$27,149	24.7%	$270,205	$28,721	26.6%	(5.5)%	(189)	bps
1."Same-Property” includes all hotels owned as of December 31, 2024 and also includes renovation disruption for multiple capital projects during the periods presented.
2.As of December 31, 2024.

About Xenia Hotels & Resorts, Inc.
Xenia Hotels & Resorts, Inc. is a self-advised and self-administered REIT that invests in uniquely positioned luxury and upper upscale hotels and resorts with a focus on the top 25 lodging markets as well as key leisure destinations in the United States. The Company owns 31 hotels and resorts comprising 9,408 rooms across 14 states. Xenia’s hotels are in the luxury and upper upscale segments, and are operated and/or licensed by industry leaders such as Marriott, Hyatt, Kimpton, Fairmont, Loews, Hilton, and The Kessler Collection. For more information on Xenia’s business, refer to the Company website at www.xeniareit.com.
Forward-Looking Statements
This supplemental, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company's future plans, strategies and expectations. Forward-looking statements are generally identifiable by use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "guidance," "predict," "potential," "continue," "likely," "will," "would," "illustrative," references to "outlook" and "guidance" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this supplemental include, among others, statements about our plans, strategies, or other future events, the outlook related to macroeconomic factors and general economic uncertainty and a potential contraction in the U.S. or global economy or low levels of economic growth, including such effects on the demand for travel, transient and group business, capital expenditures, timing of renovations, financial performance and potential dividends, prospects or future events. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic uncertainty and a contraction in the U.S. or global economy or low levels of economic growth; (ii) macroeconomic and other factors beyond our control that can adversely affect and reduce demand for hotel rooms, food and beverage services, and/or meeting facilities, such as wars, prolonged geopolitical unrest, actual or threatened terrorist or cyber-attacks, mass casualty events, government shutdowns and closures, travel-related health concerns, global outbreaks of pandemics (such as the COVID-19 pandemic) or contagious diseases, or fear of such outbreaks, weather and climate-related events, such as hurricanes, tornadoes, floods, wildfires, and droughts, and natural or man-made disasters; (iii) inflation and inflationary pressures which increases our labor and other costs of providing services to guests and meeting hotel brand standards, as well as costs related to construction and other capital expenditures, property and other taxes, and insurance which could result in reduced operating profit margins; (iv) bank failures and concerns over a near-term recession; (v) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly; (vi) risks associated with the hotel industry, including competition, increases in wages and benefits, energy costs and other operating costs, cyber incidents, information technology failures, downturns in general and local economic conditions, prolonged periods of civil unrest in our markets, and cancellation of or delays in the completion of anticipated demand generators; (vii) the availability and terms of financing and capital and the general volatility of securities markets; (viii) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act and similar laws; (ix) interest rate increases; (x) ability to successfully negotiate amendments and covenant waivers with its unsecured and secured indebtedness; (xi) the Company's ability to comply with covenants, restrictions, and limitations in any existing or revised loan agreements with our unsecured and secured lenders; (xii) the possible failure of the Company to qualify as a REIT and the risk of changes in laws affecting REITs; (xiii) the possibility of uninsured or underinsured losses, including those relating to natural disasters, terrorism, government shutdowns and closures, civil unrest, or cyber incidents; (xiv) risks associated with redevelopment and repositioning projects, including disruption, delays and cost overruns; (xv) levels of spending in business and leisure segments as well as consumer confidence; (xvi) declines in occupancy and average daily rate; (xvii) the seasonal and cyclical nature of the real estate and hospitality businesses; (xviii) changes in distribution arrangements, such as through Internet travel intermediaries; (xix) relationships with labor unions and changes in labor laws, including increases to minimum wages; (xx) the impact of changes in the tax code and uncertainty as to how some of those changes may be applied; (xxi) monthly cash expenditures and the uncertainty around predictions; (xxii) labor shortages; (xxiii) disruptions in supply chains resulting in delays or inability to procure required products; and (xiv) the risk factors discussed in the Company’s Annual Report on Form 10-K, as updated in its Quarterly Reports. Accordingly, there is no assurance that the

Company's expectations will be realized. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this supplemental. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.xeniareit.com.
All information in this supplemental is as of the date of its release. The Company undertakes no duty to update the statements in this supplemental to conform the statements to actual results or changes in the Company’s expectations.
Availability of Information on Xenia's Website
Investors and others should note that Xenia routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission (SEC) filings, press releases, public conference calls, webcasts, and the Investor Relations section of Xenia's website. While not all the information that the Company posts to the Xenia website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Xenia to review the information that it shares at the Investor Relations link located on www.xeniareit.com. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts / Investor Information" in the "Corporate Overview" section of Xenia’s Investor Relations website at www.xeniareit.com.

Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of its operating performance: EBITDA, EBITDAre, Adjusted EBITDAre, Same-Property Hotel EBITDA, Same-Property Hotel EBITDA Margin, FFO, Adjusted FFO, and Adjusted FFO per diluted share. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP.
EBITDA, EBITDAre and Adjusted EBITDAre
EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to investors in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and, along with FFO and Adjusted FFO, is used by management in the annual budget process for compensation programs.
The Company calculates EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"). Nareit defines EBITDAre as EBITDA plus or minus losses and gains on the disposition of depreciated property, including gains or losses on change of control, plus impairments of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.
The Company further adjusts EBITDAre to exclude the impact of non-controlling interests in consolidated entities other than its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock. The Company also adjusts EBITDAre for certain additional items such as depreciation and amortization related to corporate assets, terminated transaction and pre-opening expenses, amortization of share-based compensation, non-cash ground rent and straight-line rent expense, the cumulative effect of changes in accounting principles, and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes it is meaningful for investors to understand Adjusted EBITDAre attributable to all common stock and unit holders. The Company believes Adjusted EBITDAre attributable to common stock and unit holders provides investors with another useful financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures.
Same-Property Hotel EBITDA and Same-Property Hotel EBITDA Margin
Same-Property hotel data includes the actual operating results for all hotels owned as of the end of the reporting period. The Company then adjusts the Same-Property hotel data for comparability purposes by including pre-acquisition operating results of asset(s) acquired during the period, which provides investors a basis for understanding the acquisition(s) historical operating trends and seasonality. The pre-acquisition operating results for the comparable period are obtained from the seller and/or manager of the hotel(s) during the acquisition due diligence process and have not been audited or reviewed by our independent auditors. The Company further adjusts the Same-Property hotel data to remove dispositions during the respective reporting periods, and, in certain cases, hotels that are not fully open due to significant renovation, re-positioning, or disruption or whose room counts have materially changed during either the current or prior year as these historical operating results are not indicative of or expected to be comparable to the operating performance of the hotel portfolio on a prospective basis.
Same-Property Hotel EBITDA represents net income or loss excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate-level costs and expenses, (5) terminated transaction and pre-opening expenses, and (6) certain state and local excise taxes resulting from ownership structure. The Company believes that Same-Property Hotel EBITDA provides investors a useful financial measure to evaluate hotel operating performance excluding the impact of capital structure (primarily interest expense), asset base (primarily depreciation and amortization), income taxes, and corporate-level expenses (corporate expenses and terminated transaction costs). The Company believes property-level results provide investors with supplemental information on the ongoing operational performance of its hotels and the effectiveness of third-party management companies that operate our business on a property-level basis. Same-Property Hotel EBITDA Margin is calculated by dividing Same-Property Hotel EBITDA by Same-Property Total Revenues.
As a result of these adjustments the Same-Property hotel data presented does not represent the Company's total revenues, expenses, operating profit or net income and should not be used to evaluate performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of operating performance. Our consolidated statements of operations and comprehensive income include such amounts, all of which should be considered by investors when evaluating our performance.
We include Same-Property hotel data as supplemental information for investors. Management believes that providing Same-Property hotel data is useful to investors because it represents comparable operations for our portfolio as it exists at the end of the respective reporting periods presented, which allows investors and management to evaluate the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at Same-Property hotels or from other factors, such as the effect of acquisitions or dispositions.
FFO and Adjusted FFO
The Company calculates FFO in accordance with standards established by Nareit, as amended in the 2018 Restatement White Paper, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains or losses from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and consolidated variable interest entities, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. The Company believes that the presentation of FFO provides useful supplemental information to investors regarding operating performance by excluding the effect of real estate depreciation and amortization, gains or losses from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. The Company believes that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. The calculation of FFO may not be comparable to measures calculated by other companies who do not use the Nareit definition of FFO or do not calculate FFO per diluted share in accordance with Nareit guidance. Additionally, FFO may not be helpful when comparing Xenia to non-REITs. The Company presents FFO attributable to common stock and unit holders, which includes its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock. The Company believes it is meaningful for investors to understand FFO attributable to common stock and unit holders.
The Company further adjusts FFO for certain additional items that are not in Nareit’s definition of FFO such as terminated transaction and pre-opening expenses, amortization of debt origination costs and share-based compensation, non-cash ground rent and straight-line rent expense, and other items we believe do not represent recurring operations. The Company believes that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance.

Adjusted FFO per diluted share
The diluted weighted-average common share count used for the calculation of Adjusted FFO per diluted share differs from diluted weighted-average common share count used to derive net income or loss per share available to common stockholders. The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO by the diluted weighted-average number of shares of common stock outstanding plus the weighted-average vested Operating Partnership Units. Any anti-dilutive securities are excluded from the diluted earnings per share calculation.